T. Rowe Price Capital Opportunity Fund

T. Rowe Price Capital Opportunity Fund—Advisor Class

T. Rowe Price Capital Opportunity Fund—R Class

Supplement to Prospectuses Dated May 1, 2014

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2015, Ann M. Holcomb, Jason B. Polun, and Eric L. Veiel will replace Anna M. Dopkin and become the fund’s co-portfolio managers and Co-Chairmen of the fund’s Investment Advisory Committee. Ms. Holcomb joined T. Rowe Price in 1996, Mr. Polun joined T. Rowe Price in 2007, and Mr. Veiel joined T. Rowe Price in 2005.

In section 3, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 1, 2015, Ann M. Holcomb, Jason B. Polun, and Eric L. Veiel will begin serving as Co-chairmen of the Investment Advisory Committee in place of Anna M. Dopkin. Ms. Holcomb joined the Firm in 1996 and her investment experience dates from 1995. During the past five years, she has served as a portfolio manager and quantitative analyst. Mr. Polun initially joined the Firm in 2003 and rejoined the Firm in 2007, and his investment experience dates from 2003. During the past five years, he has served as a research analyst and the Director of Equity Research for North America (beginning in 2010). Mr. Veiel joined the Firm in 2005 and his investment experience dates from 1999. During the past five years, he has served as a research analyst, portfolio manager (beginning in 2010), and the Co-Director of Equity Research for North America (beginning in 2014). In addition, Ms. Dopkin will step down from the fund’s portfolio oversight team and Mr. Polun and Mr. Veiel will join Ms. Holcomb and Jennifer Martin as members of the team.

The date of this supplement is September 4, 2014.

F108-041 9/4/14